UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240 14a-12

PROFILE TECHNOLOGIES, INC.
(Name of the Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ X ] No fee required.

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PROFILE TECHNOLOGIES, INC.
2 Park Avenue, Suite 201
Manhasset, New York 11030

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of Profile Technologies, Inc. (the “Company”) will be held at 10:00 a.m., local time, on Tuesday, November 16, 2010, at the offices of Reed Smith LLP, located at 599 Lexington Avenue, 22nd Floor, New York, New York, 10022, for the following purposes:

1.
To elect a Board of Directors consisting of six persons to serve for a term of one year (until the next Annual Meeting of the Stockholders) or until their respective successors are elected and have been qualified.

2.	To ratify the selection of Peterson Sullivan LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

3.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors (the “Board”) has fixed September 23, 2010 as the record date (the “Record Date”) for determining the stockholders of the Company (the “Stockholders”) entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the Annual Meeting. The transfer books of the Company will not be closed, but only Stockholders of the Company of record on such date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the Annual Meeting.

Stockholders are cordially invited to attend the meeting in person.  Whether or not you plan to attend the meeting in person, please complete, sign and date the accompanying proxy card as promptly as possible and return the proxy card to the Company in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting and will assure that your shares are voted if you are unable to attend.

By Order of the Board of Directors,

/s/ Henry E. Gemino
Henry E. Gemino
Chief Executive Officer

September 30, 2010

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held November 16, 2010.
The Proxy Statement and our 2010 Annual Report to Stockholders are available at: http://www.cstproxy.com/profiletech/2010
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PROFILE TECHNOLOGIES, INC.
2 Park Avenue, Suite 201
Manhasset, New York 11030

DEFINITIVE PROXY STATEMENT
2010 ANNUAL MEETING OF STOCKHOLDERS
November 16, 2010

SOLICITATION AND REVOCATION OF PROXY

The enclosed proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Profile Technologies, Inc., a Delaware corporation (the “Company”), to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Reed Smith LLP, located at 599 Lexington Avenue, 22nd Floor, New York, New York, 10022, at 10:00 a.m. local time on Tuesday, November 16, 2010, and at any and all adjournments of the Annual Meeting.

This Definitive Proxy Statement and the form of proxy are first being made available to stockholders on or about September 30, 2010.

All shares represented by proxies received will be voted in accordance with instructions contained in the proxies. The Board of Directors unanimously recommends a vote:

•	FOR the nominees for director listed in these materials and on the proxy; and

•	FOR the ratification of the selection of the Company’s independent registered public accounting firm.

Shares are represented by proxies set forth in properly signed and returned proxy cards in substantially the form of Appendix A to this Proxy Statement. Unless subsequently revoked, proxies will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. If a proxy card is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement, and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting.

If you have executed and delivered a proxy card, you may revoke your proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving the Company written notice of revocation of the proxy, or by submitting a signed proxy card bearing a later date. To revoke the prior proxy, the notice of revocation or later proxy card must be received by the Company before the vote of Stockholders at the Annual Meeting. Unless you vote at the Annual Meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

VOTING SECURITIES

Only stockholders of record at the close of business on September 23, 2010 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 18,418,331 shares of common stock (the “Common Stock”) outstanding, which represent all of the voting securities of the Company.  Each share of Common Stock is entitled to one vote. Stockholders do not have cumulative voting rights in the election of directors.

VOTING PROCEDURES

The Company’s state of incorporation is Delaware. Under Delaware law and the Company’s bylaws, the holders of a majority of the outstanding shares of the Common Stock of the Company entitled to vote constitute a quorum at any meeting of Stockholders. Votes cast by proxy or in person at the Annual Meeting will be counted by the inspector of elections appointed by the Company. The inspector of elections will treat shares of Common Stock represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under Delaware law and the Company’s bylaws, directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at a meeting at which a quorum is present. Therefore, Proposal 1 will be adopted if a plurality of the shares present at the Annual Meeting in person or by proxy vote to elect the directors nominated for election at the Annual Meeting.  Other matters are approved if affirmative votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present exceed the number of votes opposing the action, unless Delaware law or the Company’s Certificate of Incorporation or bylaws require a greater number of affirmative votes or voting by classes.  Abstentions and broker non-votes will not be included in the total of votes cast and will not affect the outcome of the vote.

If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote these shares on the ratification of the selection of the independent registered public accounting firm, the broker may exercise its discretion to vote for or against that proposal. If, however, you do not instruct the broker as to how to vote your shares on the election of directors, the broker may not exercise discretion to vote for or against that proposal. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. Please note that this year the rules that guide how brokers vote your shares have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote. Please vote your proxy so your vote can be counted.

PROPOSAL 1
ELECTION OF DIRECTORS

Six nominees are standing for election as directors on the Board to hold office until the next annual meeting of Stockholders is held and their successors are duly elected and qualified. All of the nominees, with the exception of Thomas Evans, are current directors standing for re-election and were previously elected by the Stockholders.  The Board nominated Thomas Evans on November 17, 2009 to the Board of Directors to begin serving as a director, effective November 19, 2009.  If one or more of the nominees is unable to serve, or for good cause will not serve at the time of the Annual Meeting, the shares represented by the proxies solicited by the Board will be voted for the other nominees and for any substitute nominee(s) designated by the Board. As of the date of this proxy statement, the Board has no reason to believe that any of the nominees named will be unable or unwilling to serve. Each director will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Certain information regarding each nominee follows.  Each nominee has consented to being named in the proxy statement and to serve if elected.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

INFORMATION ON DIRECTORS AND NOMINEES

The directors nominated for election at the Annual Meeting are as follows:

Name	Age	Current Position With the Company	Director Since
Henry E. Gemino	59	Chief Executive Officer, Chief Financial Officer, and Director	1988
Murphy Evans	78	President and Director	1994
Charles Christenson	80	Director	February 15, 1999
Richard L. Palmer	66	Director	August 20, 2007
John Agunzo	53	Director	December 1, 2008
Thomas Evans	47	Director	November 19, 2009

Set forth below are the names of all our directors, all positions and offices held by each person, the period during which each has served as such, and the principal occupations and employment of such persons during at least the last five years, and other director positions held currently or during the last five years:

Henry E. Gemino.  Mr. Gemino is the Chief Executive Officer and Chief Financial Officer of the Company.  Mr. Gemino is a co-founder of the Company and has been a director since its inception in 1986.  During the period from 1980 to 1991, prior to founding Profile Technologies, Inc., Mr. Gemino was involved in the stock brokerage and money management business as a Vice President at Oppenheimer & Co., Drexel Burnham and Bear Stearns & Co., and President of H. Edmund Associates, a company wholly owned by him. As president of H. Edmund Associates, he directed all money management, venture capital and investment banking operations.  As a founder of Profile Technologies, Inc., Mr. Gemino has more than 20 years of technology, marketing, sales, management and leadership experience.  He has a deep and direct knowledge of the Company’s business and operations.  His background in the money management and investment banking industries enables him to provide strategic input as well as financial discipline to the Company’s Board.

Murphy Evans.  Mr. Evans has been President and a director of the Company since 1994.  Mr. Evans also serves as the President of L & S Holding Company, Falco Enterprises, Inc., and The Dillon Company. Mr. Evans is also the manager of L&S Holdings, LLC.  All of the aforementioned entities are family-owned businesses, none of which are reporting companies under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or registered as an investment company under the Investment Company Act of 1940. Mr. Evans received an AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958. As President and a director of the Company for over fifteen years, Mr. Evans has in depth knowledge of Profile Technologies, Inc.’s business and brings to the Board of Directors insight and knowledge of the Company’s operations and strategic opportunities.

Charles Christenson.  Dr. Christenson has been a director of the Company since February 15, 1999.  He is the Royal Little Professor of Business Administration, Emeritus, at the Graduate School of Business Administration at Harvard University, where he taught courses in financial accounting, management control, and managerial economics and served as faculty chairman of both the MBA and Doctoral Programs.  He received his B.Sc. degree in Industrial and Labor Relations from Cornell University in 1952, his MBA degree with high distinction from Harvard University in 1954 and his DBA degree in Managerial Economics from Harvard University in 1961.  While on a leave of absence from Harvard, he served as Deputy for Management Systems to the Assistant Secretary of the Air Force (Financial Management), developing systems for reporting on the progress of weapons systems acquisition programs. Dr. Christenson served as a director and chairman of the audit committee of KENETECH Corporation, a company engaged in developing and operating alternative energy systems, from 1981–2001.  He has served as a director of several not-for-profit organizations, including currently Boston Baroque, Inc., which performs and records music of the Baroque and Classical periods.  As a former professor and faculty chairman at the Harvard Business School, Dr. Christenson possesses financial leadership experience with respect to all financial management disciplines relevant to the Company, including public reporting, strategic planning, treasury, and financial analysis. In addition, Dr. Christenson qualifies as an audit committee financial expert within the meaning of the applicable SEC regulations.

Richard L. Palmer.  Mr. Palmer has served as a director of the Company since August 20, 2007.  He has been a practicing attorney since 1972 with a primary emphasis on litigation.  He received his undergraduate degree from Texas Tech University in 1966 and his Doctor of Jurisprudence degree from Texas Tech University in 1972.  Mr. Palmer is licensed to practice in Texas State courts, U.S. District Courts for the Northern, Western and Southern Districts of Texas, and the U.S. Fifth Circuit Court of Appeals. Mr. Palmer also serves as Director and Vice President/Secretary of Lion Kingdom, Inc., a company engaged in residential development.  Mr. Palmer has extensive experience in drafting and reviewing contracts and provides counseling to the officers of the Company concerning contract proposals.

John Agunzo.  Mr. Agunzo has served as a director of the Company since December 1, 2008.  Mr. Agunzo has been in the leasing and finance business for over sixteen years and has held positions at Ford, GE, Wells Fargo and most recently with Capital One. Mr. Agunzo's background in sales and marketing and his experience in the lease financing business make him an asset to the Board.

Thomas Evans. Mr. Evans has served as a director of the Company since November 19, 2009. Mr. Evans has been the CFO and a Director of General Microcircuits, Inc (GMI) located in Mooresville, NC since 1998. GMI is an EMS provider of printed circuit board and box build assemblies on a contract basis to early stage and industrial companies. He has worked with GMI’s international manufacturing partners in China and Korea, and is currently working to establish an operating subsidiary in Costa Rica. Prior to his work with GMI, Mr. Evans was the Director of Entrepreneurial Programs at the Ben Craig Center a business incubator that assisted early stage companies with business development and the commercialization of their products and services—the transition from technological idea or service concept to viable business model. Mr. Evans graduated from Davidson College in 1985 with a degree in History and received an MBA from the Kenan-Flagler Business School at UNC Chapel Hill in 1994. As a CFO, Mr. Evans has deep experience with corporate financial capital structure and a history of helping companies grow from development to commercialization stage within the technology sector.

Family Relationships and Other Matters

Mr. Thomas Evans is the son of Mr. Murphy Evans. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director was selected as a director or executive officer of the Company.

Legal Proceedings

During the past ten years none of the Company’s directors, executive officers, or promoters has been involved in a legal proceeding of the type required to be disclosed under Item 401 of Regulation S-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, requires the directors, executive officers, and any beneficial owner of more than 10% of any class of equity securities to file periodic reports of their ownership, and changes in that ownership, with the Securities and Exchange Commission (the “SEC”).  These persons are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of copies of these forms received, the Company believes that during the fiscal year ended June 30, 2010, the directors and executive officers of the Company have complied with applicable filing requirements under Section 16(a), except that three directors, Mr. Murphy Evans, Mr. Thomas Evans, and Mr. Charles Christenson each did not file one Form 4, reporting one transaction, respectively, within the reporting time frame required by the SEC.

CODE OF ETHICS

The Company has adopted a Financial Code of Ethical Conduct that applies to all executive officers and directors of the Company, including its Chief Financial Officer and Chief Executive Officer. The Financial Code of Ethical Conduct is designed to deter wrongdoing, and to promote, among other things, honest and ethical conduct, full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the Financial Code of Ethical Conduct, and accountability for adherence to the Financial Code of Ethical Conduct. The Company’s Financial Code of Ethical Conduct is available on the Company’s website at www.profiletech.net. To access the Financial Code of Ethical Conduct, click on “Investors” and then click on “Profile Technologies Financial Code of Ethical Conduct” located under “Investor Resources”.

A copy of the Financial Code of Ethical Conduct may be obtained at no charge by sending a written request to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

CORPORATE GOVERNANCE

Director Independence

The Company is not listed on a U.S. securities exchange and, therefore, is not subject to the corporate governance requirements of any such exchange, including those related to the independence of directors. However, at this time, after considering all of the relevant facts and circumstances, the Company’s Board of Directors has determined that each of Messrs. Christenson, Palmer, and Agunzo, are independent from the Company’s management and qualify as “independent directors” under the standards of independence of the New York Stock Exchange (the “NYSE”) listing standards.  The Company does not currently have a majority of independent directors as required by the NYSE listing standards. Upon the Company’s listing on any national securities exchange or any inter-dealer quotation system, it will elect such independent directors as is necessary under the rules of any such securities exchange.

Board Leadership Structure

The Company has no fixed policy on whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined, with this decision being made based on the best interests of the Company considering the circumstances at the time. Currently, these roles are separated with Mr. Murphy Evans serving as the Chairman of the Board and Mr. Henry Gemino serving as the Chief Executive Officer. Separating the positions of the Chairman of the Board and Chief Executive Officer allows the Company’s CEO to focus on the Company’s day-to-day business, while allowing the Chairman of the Board to lead the Company’s Board in its fundamental role of providing advice to and oversight of management.  Mr. Gemino possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business. The Company also recognizes the time, effort, and energy that it’s CEO is required to devote to his position in the current business environment. The Board has selected Mr. Evans to serve as the Chairman of the Board because it believes that Mr. Evans is best positioned to efficiently develop agendas that ensure that the Board’s time and attention are focused on the most critical matters and to execute strategic plans effectively.  The Chairman acts as a key liaison with the Chief Executive Officer, setting the Board meeting agendas, chairs executive sessions of the Board, and communicates Board member feedback to the Chief Executive Officer. The Board believes that separating these positions is the appropriate leadership structure for the Company at this time.

Board Role in Risk Oversight

Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including strategic risks, enterprise risks, financial risks, and regulatory risks. While the Company’s management is responsible for day to day management of various risks facing the Company, the Board of Directors is responsible for evaluating the Company’s exposure to risk and to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. In addition, the Board has delegated oversight of certain categories of risk to the Audit and Compensation Committees. The Audit Committee oversees risks related to the integrity of the Company’s financial statements and financial reporting, and the Compensation Committee oversees risks related to the Company’s compensation plans and practices. In performing their oversight responsibilities, the Board receives periodic reports from the Chief Executive Officer and other members of senior management on areas of risk facing the Company. The Audit and Compensation Committees report to the Board regularly on matters relating to the specific areas of risk the committees oversee.

Board of Directors Meetings, Committees of the Board of Directors, and Annual Meeting Attendance

During the fiscal year ended June 30, 2010, the Board met a total of three times.  Each member of the Board attended at least 75% of the Board meetings and meetings of the committees of the Board on which he served.  The Company does not maintain a policy regarding director attendance at annual meetings.  However, all six directors attended the annual meeting in 2009.

Nominating Committee

The Board does not currently have a standing Nominating Committee.  The Company does not maintain a policy for considering nominees.  The Company’s Bylaws provides that the number of Directors shall be determined by resolution of the Stockholders or the Board, but in no event shall be less than three.  The Board shall be large enough to maintain the Company’s required expertise but not too large to function efficiently.  Director nominees are recommended, reviewed and approved by the entire Board.  The Board believes that this process is appropriate due to the relatively small number of directors on the Board and the opportunity to benefit from a variety of opinions and perspectives in determining director nominees by involving the full Board.

While the Board is solely responsible for the selection and nomination of directors, the Board may consider nominees recommended by Stockholders as it deems appropriate. The Board evaluates each potential nominee in the same manner regardless of the source of the potential nominee’s recommendation.  Although the Company does not have a policy regarding diversity, the Board does take into consideration the value of diversity among Board members in background, experience, education and perspective in considering potential nominees for recommendation to the Board for selection. Stockholders who wish to recommend a nominee should send nominations to the Company’s Chief Executive Officer, Henry E. Gemino, 2 Park Avenue, Suite 201, Manhasset, New York, 11030 that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders.

Audit Committee

The Board maintains an Audit Committee composed of Dr. Charles Christenson and Mr. Richard Palmer.  The principal functions of the Audit Committee are to monitor the Company's financial reporting process and internal control system, to review and appraise the audit efforts of the Company's independent registered public accounting firm and the internal audit function, to provide a means of communication among the independent accountants, financial and senior management, the internal audit function, and the Board, and to communicate with the Company’s independent accountants outside of the presence of management, when necessary.  The Audit Committee is also responsible for all matters set forth in its written charter, a copy of which is attached to this proxy statement as Appendix B.  The Audit Committee held three meetings during the fiscal year ended June 30, 2010.

The Board has determined that based on his experience and knowledge in financial and auditing matters Dr. Christenson is an “audit committee financial expert” as defined by SEC rules. Dr. Christenson meets the standards of independence under the NYSE listing standards.

Under the Company’s Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. Please refer to “AUDIT COMMITTEE PRE-APPROVAL POLICY” and “AUDIT COMMITTEE REPORT” on page 17.

Compensation Committee

The principle functions of the Compensation Committee are to establish overall compensation policies for the Company and to review the recommendations submitted by the Company’s management. The Compensation Committee determines the amounts and elements of compensation for the Company’s Chairman and its Chief Executive Officer and Chief Financial Officer.  For all other executive officers, it reviews the recommendations of the Chief Executive Officer, with which it generally finds approval.  The Compensation Committee does not have a written charter.

The goals of the Company’s executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop the Company’s business within the framework of its small size and available resources. The Company has designed its executive compensation program to achieve the following objectives:

•	attract and retain executives experienced in developing and delivering the Company’s products and services;
•	motivate and reward executives whose experience and skills are critical to the Company’s success;
•	reward performance; and
•	align the interests of the Company’s executive officers and stockholders by motivating executive officers to increase stockholder value.

During fiscal year 2010, the Compensation Committee consisted of two members, Mr. Murphy Evans and Mr. Richard Palmer.  Mr. Richard Palmer is “independent” from the Company’s management as defined by the NYSE listing standards.

The Compensation Committee’s primary activity occurs in November, which coincides with the annual meeting, when, in collaboration with the full Board and executive team, it approves grants of stock options to directors, executive officers, employees, and consultants.  In light of the challenging economic conditions, annual salary compensation of directors and executive officers has remained unchanged during fiscal year 2010.

Compensation Consultants

The Company and the Compensation Committee have not historically relied upon the advice of compensation consultants in determining Named Executive Officer compensation. Instead, as described above, the Compensation Committee, in collaboration with the full Board and executive team annually reviews compensation levels and makes adjustments based on their personal knowledge of competition in the market place, publicly available information and informal surveys of human resource professionals.

Stockholder Communications

Stockholders who wish to communicate with the Board of Directors may do so by addressing their correspondence to the Board of Directors at Profile Technologies, Inc., Attention: Henry E. Gemino, Chief Executive Officer, 2 Park Avenue, Suite 201, Manhasset, New York, 11030.  The Board of Directors shall review and respond to all correspondence received, as appropriate.

EXECUTIVE COMPENSATION

The following table and descriptive materials set forth information concerning compensation earned for services rendered to the Company by: the Chief Executive Officer (the “CEO”); the Chief Financial Officer (the “CFO”); and the two other most highly-compensated executive officers other than the CEO and CFO who were serving as executive officers during the fiscal year ended June 30, 2010 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned by the Named Executive Officers during the fiscal years ended June 30, 2010 and 2009:

Name and Principal Position	Year Ended June 30,	Salary ($)		Option Awards ($) (6)	All Other Compensation ($) (7)	Total ($)

Henry E. Gemino, Chief	2010	$120,000	(1),(2)	$104,000	$3,880	$227,880
Financial Officer, Director	2009	120,000	(1),(2)	151,000	3,880	274,880

Murphy Evans,	2010	48,000	(1),(3)	52,000	-	100,000
President, Director	2000	48,000	(1),(3)	52,850	-	100,850

Robert C. Geib,	2010	120,000	(4)	106,000	280	226,280
Chief Operating Officer	2009	118,125	(4)	152,000	280	270,405

Philip L. Jones,	2010	39,500	(5)	53,000	-	92,500
Executive Vice President	2009	50,000	(5)	68,400	-	118,400

(1)
Due to the Company’s need for cash, the Company has deferred compensation owed to certain officers of the Company.  Such amounts will continue to be deferred until the Company has sufficient resources to pay such amounts owed. On March 18, 2002, the Board approved a conversion right on all deferred wages due to officers as of March 18, 2002 (the “Officers’ Conversion Right”).  Pursuant to the Officers’ Conversion Right, officers may elect to convert $1.00 of compensation owed to them as of March 18, 2002 for an option to purchase two shares of the Company’s common stock, at an exercise price of $1.00 per share for a term of five years.  Pursuant to the Officers’ Conversion Right, as of June 30, 2010, the Company owed Mr. Gemino $11,500 and Mr. Evans $20,500, resulting in the potential issuance of 23,000 and 41,000 options, respectively, under the Officers’ Conversion Right terms described above.  To date, Mr. Gemino and Mr. Evans have not elected to exercise their Officers’ Conversion Right.

(2)	The Company did not defer any salary payments owed to Mr. Gemino during the years ended June 30, 2010, 2009, and 2008. As of June 30, 2010 total deferred compensation owed to Mr. Gemino was $184,600.

(3)
In November 2007, the Board approved that Mr. Evans receive a monthly salary of $4,000 of which $2,000 be paid in cash and the remaining $2,000 be deferred until the Company has significant resources to repay any deferred amounts. During the year ended June 30, 2010, the Company deferred $24,000.  As of June 30, 2010 total deferred compensation owed to Mr. Evans was $94,500.

(4)
On August 20, 2007, the Board elected Robert C. Geib as the Company’s Chief Operating Officer, effective September 4, 2007.  Pursuant to Mr. Geib's Employment Agreement, his annual base salary was set by the Board at $115,000.  In addition, the Board agreed to grant Mr. Geib, on September 4, 2007 an option to purchase 50,000 shares of the Company's common stock, under the Company's 1999 Stock Plan, and on March 4, 2008 to grant him an additional option to purchase 50,000 shares of common stock. The exercise prices of the grants on September 4, 2007 and March 4, 2008, were $1.05 and $1.13 per share, respectively, the closing price of the common stock on the dates of grant, or, if the Company's stock was not traded on the date of grant, the first day of active trading following each respective grant date.  Each of the two option grants vest 25% on the first anniversary of the grant dates, with the remainder vesting at 25% on each of the three subsequent anniversaries of the grant dates until the options are fully vested.  Effective November 17, 2008, the Board approved an increase to Mr. Geib’s annual salary to $120,000.

(5)
Mr. Jones’ annual salary was $50,000 until October 1, 2009, at which time his annual salary was curtailed to $36,000.  During the year ended June 30, 2010, the Company deferred $3,500 owed to Mr. Jones.  As of June 30, 2010 total deferred compensation owed to Mr. Jones was $315,125.

(6)
This column reflects the grant date fair value of option awards as determined in accordance with FASB ASC Topic 718.  For information regarding significant factors, assumptions and methodologies used in calculating the fair value of stock options, see “Note 4. Stock Based Compensation, Stock Options and Warrants” to the Profile Technologies, Inc. Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

(7)	This column reflects amounts paid by the Company for executive life insurance.

OUTSTANDING EQUITY AWARDS AT FISCAL-YEAR END

The following table sets forth information regarding equity awards that have been previously awarded to each of the Named Executives and which remained outstanding as of June 30, 2010.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Henry E. Gemino Chief Executive Officer, Chief Financial Officer, Director	600,000 50,000 60,000 100,000 100,000 100,000	- - - - - -	1.16 1.21 0.95 1.32 1.87 1.47	2/15/15 12/11/15 11/12/16 11/15/17 11/16/18 11/18/19
Murphy Evans President, Director	200,000 50,000 80,000 100,000 35,000 50,000	- - - - - -	1.16 1.21 0.95 1.32 1.87 1.47	2/15/15 12/11/15 11/12/16 11/15/17 11/16/18 11/18/19
Philip L. Jones Executive Vice President	200,000 50,000 65,000 50,000 45,000 50,000	- - - - - -	1.16 1.12 0.86 1.20 1.70 1.34	2/15/15 12/11/15 11/12/16 11/15/17 11/16/18 11/18/19
Robert C. Geib Chief Operating Officer	25,000 37,500 (1) 25,000 (1) 100,000 100,000	- 12,500 (1) 25,000 (1) - -	1.20 1.05 1.13 1.70 1.34	11/15/17 9/3/12 3/3/13 11/16/18 11/18/19

(1)	Please refer to footnote (4) under “SUMMARY COMPENSATION TABLE” above for the vesting terms of these stock options granted to Mr. Geib.

PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

There are no understandings or agreements known by management at this time which would result in a change in control.

The Company does not have any change-of-control or severance agreements with any of its executive officers or directors. In the event of the termination of employment of the Named Executive Officers any and all vested, unexercised stock options may be exercised at any time prior to the expiration date specified in the stock option agreement with each Named Executive Officer, unless the Named Executive Officer is terminated for cause, at which time any vested and unexercised stock options shall terminate effective immediately upon such termination.

COMPENSATION OF DIRECTORS

The Company does not pay director compensation to directors who are also employees of the Company.  The Company’s Board of Directors determines the non-employee directors’ compensation for serving on the Board and its committees. In establishing director compensation, the Board is guided by the following goals:

•	Compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of Profile Technologies, Inc.’s size and scope;

•	Compensation should align the directors’ interests with the long-term interests of Stockholders; and

•	Compensation should assist with attracting and retaining qualified directors.

Non-employee directors receive $1,000 per month for their services as directors.  Directors are entitled to participate in, and have been issued options under, the Company’s 1999 Stock Plan and 2008 Stock Ownership Incentive Plan.  The Company also reimburses directors for any actual expenses incurred to attend meetings of the Board.

Due to the Company’s critical need for cash, the Company has deferred all payments owed to the directors for directors’ fees until the Company has sufficient resources to pay such fees.  As of June 30, 2010, the Company owes $218,500 in deferred directors’ fees. On March 18, 2002, the Board approved a conversion right on all directors’ fees deferred as of March 18, 2002 (the “Directors’ Conversion Right”).  Pursuant to the Directors’ Conversion Right, directors may elect to convert $1.00 of directors’ fees owed to them as of March 18, 2002 for an option to purchase two shares of the Company’s common stock, at an exercise price of $1.00 per share for a term of five years.  As of June 30, 2010, deferred directors’ fees subject to the Directors’ Conversion Right were $9,000, resulting in the potential issuance of 18,000 options under the terms described above.  To date, none of the directors have elected to exercise their Directors’ Conversion Right.

The following table provides information regarding all compensation paid to the Company’s non-employee directors during the fiscal year ended June 30, 2010.

	Director Compensation
	Fees Earned or
	Paid in	Option
Name	Cash ($) (1)	Awards ($) (2)	Total ($)

Charles Christenson (3)	$12,000	$53,000	$65,000
Richard Palmer (3)	12,000	53,000	65,000
John Agunzo (3)	12,000	53,000	65,000
Thomas Evans (4)	7,500	37,100	44,600
Total Director Compensation	$43,500	$196,100	$239,600

(1)	The amounts in this column represent the monthly cash meeting fee earned by or paid to the Company's non-employee directors for service during the fiscal year ended June 30, 2010.

(2)
This column reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  For information regarding significant factors, assumptions and methodologies used in determining the fair value of the Company's stock options, see “Note 4. Stock Based Compensation, Stock Options and Warrants” to the Profile Technologies, Inc. Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2010.  The stock options were fully vested upon grant.

(3)
On November 19, 2009, the Company granted each of Dr. Christenson, Mr. Palmer, and Mr. Agunzo a stock option to purchase up to 50,000 shares of the Company’s common stock at an exercise price of $1.34 per share, the closing price of the Company’s common stock on November 20, 2009, the first day of active trading, following the date of grant.  The stock options were fully vested upon grant and expire on November 18, 2019.  The following number of stock options were held by each of the directors and outstanding as of June 30, 2010: Mr. Christenson, 505,000 options; Mr. Palmer, 150,000 options; Mr. Agunzo, 85,000 options; Mr. Evans, 35,000 options.  All stock options held by directors were fully vested as of June 30, 2010.

(4)
Effective November 19, 2009, the Board appointed Mr. Thomas Evans to the Board of Directors.  As partial compensation for joining the Board, the Board granted Mr. Evans an option to purchase up to 35,000 shares of the Company’s common stock at an exercise price of $1.34 per share, the closing price of the Company’s common stock on November 20, 2009, the first day of active trading, following the date of grant.  The stock options were fully vested upon grant and expire on November 18, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information as of September 23, 2010 by (i) all persons who are known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock, and (ii) by each director, director nominee, and Named Executive Officer and (iii) by all executive officers and directors as a group:

Name and Address of Beneficial Owner	Positions and Offices Held	Amount and Nature of Beneficial Ownership (1)	Percent of Class(1)
Henry E. Gemino 5 Strickland Place Manhasset, NY 11030	Chief Executive Officer, Chief Financial Officer, Director	2,030,433 (2)	11.0%
Murphy Evans 204 Railroad Street P.O. Box 688 Laurinburg, NC 28532	President, Director	4,642,806 (3)	25.2%
Philip L. Jones 203 Beaver Road Sewickley, PA 15143	Executive Vice President	483,286 (4)	2.6%
Robert C. Geib 5153 Woodward Drive Doylestown, PA 18902	Chief Operating Officer	287,500 (5)	1.6%
Charles Christenson 1 Chauncy Lane Cambridge, MA 02238	Director	700,666 (6)	3.8%
Richard L. Palmer 3419 60th Street Lubbock, TX 07871	Director	261,200 (7)	1.4%
John Agunzo 19 Croyden Street, New Hyde Park, NY 11040	Director	513,800 (8)	2.8%
Thomas Evans 1239 Holroyd Court Charlotte, NC 28211	Director	116,632 (9)	0.6%
All Directors and Officers as a Group (8 persons)		9,041,323 (10)	49.0%

(1)
Calculated pursuant to rule 13d-3(d) of the Exchange Act.  Beneficial ownership is calculated based on 18,418,331 shares of Common Stock issued and outstanding on a fully diluted basis as of September 23, 2010.  Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares.  Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days of September 23, 2010 are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)
Includes 6,000 shares held by the wife of Mr. Gemino, includes warrants to purchase 300,000 shares of the Company’s common stock, and options to purchase 1,250,000 shares of the Company’s common stock, 240,000 of which are held by the wife of Mr. Gemino.

(3)
Includes 391,667 shares held in the name of Falco Enterprises, Inc., a company controlled by Mr. Evans, 230,500 shares held by L&S Holding Co., a company controlled by Mr. Evans, and 750,000 shares held by EnviroResources, LLC, a company controlled by Mr. Evans.  Also includes warrants to purchase 1,642,718 shares of the Company’s common stock, 205,000 of which are held in the name of Falco Enterprises, Inc. and 105,000 in the name of L&S Holding Co.  Also includes options to purchase 515,000 shares of the Company’s common stock.

(4)	Includes options to purchase 460,000 shares of the Company’s common stock.

(5)	Represents options to purchase 287,500 shares of the Company’s common stock.

(6)	Includes warrants to purchase 50,000 shares of the Company’s common stock and options to purchase 505,000 shares of the Company’s common stock.

(7)	Includes options to purchase 150,000 shares of the Company’s common stock.

(8)	Includes warrants to purchase 40,000 shares of the Company’s common stock and options to purchase 85,000 shares of the Company’s common stock.

(9)
Includes 30,000 shares held in the name of Helen Wolfe Evans IRR Trust, of which Mr. Evans is the trustee, 8,000 shares held in the name of Murphy Evans IRR Trust, of which Mr. Evans is the trustee and 20,000 shares as custodian of Uniform Gift to Minors Act account for Child.  Also includes warrants to purchase 3,571 shares of the Company’s common stock and options to purchase 35,000 shares of the Company’s common stock.

(10)	Assumes exercise of all warrants and options exercisable within 60 days that are owned by all officers and directors.

TRANSACTIONS WITH RELATED PERSONS, PROMOTORS AND CERTAIN CONTROL PERSONS

The Company does not have a formal written policy for the review, approval or ratification of transactions with related parties. However, the Company’s Financial Code of Ethical Conduct and Corporate Governance Principles require actual or potential conflict of interest to be reported to the Secretary of the Company. The Company’s employees are expected to disclose personal interests that may conflict with the Company’s and they may not engage in personal activities that conflict with their responsibilities and obligations to the Company. Additionally, on an annual basis, the Company requires all directors and officers to complete a Director and Officer Questionnaire, disclosing any transaction, arrangement or relationship that constitutes a related party transaction. If any actual or potential conflict of interest is reported, the Company’s entire Board of Directors and outside legal counsel review the transaction and relationship disclosed and the board makes a formal determination regarding each Director's independence. If the transaction is deemed to present a conflict of interest, the Board of Directors will determine the appropriate action to be taken.

Royalty Arrangement

In September, 1988, at the time Gale D. Burnett, a beneficial stockholder of more than 10% of the Company’s common stock, first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how transferred was granted to Northwoods Enterprises, Inc., (“Northwoods Enterprises”) a family-owned company controlled by Mr. Burnett.  Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett.  On April 8, 1996, Mr. Burnett assigned 2% of this royalty interest to certain stockholders of the Company, 1 1/4% of which was assigned to Henry Gemino, currently the Chief Executive Officer and Chief Financial Officer, and a director of the Company. This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company.  To date, no royalty payments have been made or earned under the above described arrangement.

Director Independence

Please refer to “Director Independence” under the section titled “CORPORATE GOVERNANCE”.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board selected Peterson Sullivan, LLP (“Peterson Sullivan”) as the independent registered public accounting firm to audit the financial statements of the Company for its fiscal year ended June 30, 2010.  Upon recommendation of the Audit Committee, the Company’s Board expects to appoint Peterson Sullivan as its independent registered accounting firm for the fiscal year ended June 30, 2011. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company or any connection with the Company in any capacity otherwise than as independent accountants.

Representatives of Peterson Sullivan will be present via telephone at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions submitted to the Secretary of Profile Technologies, Inc. in advance of the Annual Meeting.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table presents aggregate fees for professional services rendered by Peterson Sullivan during the years ended June 30, 2010 and 2009.

	Year Ended
	June 30,
	2010	2009
Audit fees	$40,618	$36,000
Audit-related fees	--	--
Tax fees	--	--
Total fees	$40,618	$38,624

Audit Fees

Audit Fees for the years ended June 30, 2010 and 2009 totaled $76,618 in the aggregate and consist of the aggregate fees billed by Peterson Sullivan for the audit of the financial statements included in the Company’s Annual Report on Form 10-K and review of interim financial statements included in the quarterly reports on Form 10-Q during the years ended June 30, 2010 and 2009.

Audit-Related Fees

There were no audit-related fees billed by Peterson Sullivan for the year ended June 30, 2010.  Audit-related fees for the year ended June 30, 2009 totaled $2,624 and consist of the aggregate fees billed by Peterson Sullivan for the assistance in the Company’s response to a comment letter received from the SEC.

Tax Fees

There were no tax fees billed by Peterson Sullivan for the years ended June 30, 2010 and 2009.

All Other Fees

There were no other fees billed by Peterson Sullivan for the years ended June 30, 2010 and 2009, other than those billed in connection with audit and audit-related services.

AUDIT COMMITTEE PRE-APPROVAL POLICY

All services to be performed for the Company by Peterson Sullivan must be preapproved by the Audit Committee or a designated member of the Audit Committee, as provided in the committee’s charter.  The Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee, but has not yet done so.

The Audit Committee shall not approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Company by the independent registered public accounting firm, other than those provided to the Company in connection with an audit or a review of the financial statements of the Company. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as the aggregate amount of all such permissible non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid to the Company’s independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to the Company.

The Audit Committee approved 100% of the Audit and Audit-related Fees for the years ended June 30, 2010 and 2009.

AUDIT COMMITTEE REPORT

The Board maintains an Audit Committee composed of Dr. Charles Christenson and Mr. Richard Palmer who have been found by the Board of Directors to be both independent and financially literate as required by the NYSE listing standards.  In addition, based on his experience and knowledge in financial and auditing matters, the Board has determined that Dr. Christenson is an Audit Committee Financial Expert under the rules of the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors.

As set forth in its charter, the Audit Committee assists the Board by reviewing financial reports the Company provides to governmental bodies or the public, monitoring the adequacy of the Company’s internal controls regarding finance and accounting, reviewing its auditing, accounting, and financial reporting processes generally, and verifying the independence of the Company’s independent auditors. All auditors employed or engaged by the Company report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors and reviews reports of auditors and examiners, as well as management's responses to such reports, to ensure the effectiveness of internal controls and the implementation of remedial action. The Audit Committee also recommends to the Board whether to include the audited financial statements in the Company’s Annual Report and Form 10-K.

In discharging its responsibility, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Audit Committee has received the written disclosures and letter from the Company’s independent auditors as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended June 30, 2010, with management and the independent auditors. Management has the responsibility for preparation of the Company’s financial statements, and the independent auditors have the responsibility for examination of those statements. Based on this review of the financial statements, discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report and Form 10-K for the year ended June 30, 2010, for filing with the SEC.

Audit Committee

/s/ Charles Christenson	/s/ Richard Palmer
Charles Christenson	Richard Palmer

PROPOSAL 2 Ratification of the Selection of the Independent Registered Public Accounting Firm

The Audit Committee expects to engage Peterson Sullivan LLP to serve as its independent registered public accounting firm for the fiscal year ended June 30, 2011.

Although the Audit Committee is not required to do so, it is submitting its expected selection of the Company’s independent registered public accounting firm for ratification at the Annual Meeting in order to ascertain the views of the Company’s Stockholders. The Audit Committee will not be bound by the vote of the Stockholders; however, if the proposed selection is not ratified, the Audit Committee would reconsider its selection.

Representatives of Peterson Sullivan will be present via telephone at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast on this proposal will constitute ratification of the appointment of Peterson Sullivan.

The Board of Directors unanimously recommends that you vote FOR Proposal 2.

OTHER MATTERS TO BE VOTED UPON

As of the date of this proxy statement, the Board does not know of or anticipate that any other matters will be brought before the Stockholders at the Annual Meeting.  If, however, any other matters not mentioned in the proxy statement are properly brought before the Stockholders at the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Stockholders who wish to include a proposal in the Company’s proxy statement for the 2011 annual meeting must deliver a written copy of their proposal to the Company’s principal executive offices no later than June 2, 2011. Proposals must comply with the SEC proxy rules relating to stockholder proposals to be included in the Company’s proxy materials. Except for stockholder proposals to be included in the Company’s proxy statement, the deadline for nominations for director or other proposals made by a Stockholder is five days before the date of the 2011 Annual Meeting. Proposals should be directed to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

ANNUAL REPORT ON FORM 10-K; DELIVERY TO STOCKHOLDERS SHARING ADDRESS

The Company will provide Stockholders with a copy of its Annual Report on Form 10-K for the fiscal year ended June 30, 2010 simultaneously with delivery of the Definitive Proxy Statement.  You may obtain additional copies of the Annual Report, without charge, by writing to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

The Company is delivering only one proxy statement and Annual Report to multiple Stockholders sharing an address unless the Company has received contrary instructions from one or more of the Stockholders. The Company will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a Stockholder at a shared address to which a single copy was sent. If you are a Stockholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to our Chief Executive Officer at the address noted above.

COST OF SOLICITATION

The Company will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. The Company will solicit primarily through the mail, and the Company’s officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but the Company may reimburse them for their reasonable out-of-pocket expenses.

Stockholders are requested to complete, sign, and date the accompanying proxy card and promptly return it to the Company’s transfer agent, Continental Stock Transfer & Trust Company, in the enclosed addressed, postage paid envelope.

By order of the Board of Directors

/s/ Henry E. Gemino
Henry E. Gemino
Chief Executive Officer

September 30, 2010

APPENDIX A

PROXY
Profile Technologies, Inc.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

I, the undersigned Stockholder of Profile Technologies, Inc. (the “Company”), do hereby nominate, constitute and appoint Henry E. Gemino, my true and lawful proxy and attorney with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $0.001 per share, of the Company, held in my name on its books as of September 23, 2010, at the Annual Meeting of Stockholders to be held on Tuesday, November 16, 2010, as directed herein.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, the proxy will be voted FOR the election of all nominees listed in Proposal 1 and FOR the ratification of the selection of the independent registered public accounting firm.  Should any other matter requiring a vote of the Stockholders arise, the proxy named above is authorized to vote in accordance with his best judgment in the interest of the Company.

Please mark, sign, date and return this Proxy promptly using the enclosed addressed envelope or otherwise to Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.
If you do not sign and return a Proxy or attend the meeting and vote, your shares cannot be voted.

PROPOSAL 1.                                Election of Directors:

[ ] FOR all nominees listed below (except	[ ] WITHHOLD AUTHORITY to vote for all nominees
as marked to the contrary below)	listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)
Henry E. Gemino
Murphy Evans
Charles Christenson
Richard L. Palmer
John Agunzo
Thomas Evans

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

PROPOSAL 2.                            Ratification of the selection of the independent registered public accounting firm:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Signature(s)_________________________________	Signature(s) ____________________________________	Date__________________

IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

APPENDIX B

PROFILE TECHNOLOGIES, INC.
CHARTER OF THE AUDIT COMMITTEE

I.	PURPOSE

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance, and ethics; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

Review and appraise the audit efforts of the Corporation’s independent accountants and the internal audit function*.

Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditor*, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.	COMPOSITION

The Audit Committee shall be composed of two or more directors, each of whom shall be an independent director as that term is defined by the National Association of Securities Dealers (NASD). A director who is not independent according to the NASD definition may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is in the best interests of the Corporation and its shareholders, and the Board discloses in the next annual proxy statement subsequent to the determination the nature of the relationship and the reasons for the determination.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve  until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by a majority vote of the full Committee.

III.	MEETINGS

The Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of internal auditing*, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

Prior to the commencement of the annual audit, the Committee should be advised by management and the external and internal auditors* about:

•	The audit scope and approach;

•	Special areas needing attention;

•	Significant planned changes in the Corporation’s accounting principles, policies, and practices; and

•	Recent developments in accounting principles or reporting practices that may affect the Corporation.

The Committee should meet annually with the independent auditors and management to review the Corporation’s annual financial statements consistent with IV.2 below, and the Committee, or at least its Chair, should meet quarterly with the independent auditors and management to review the Corporation’s quarterly report consistent with IV.4 below.

The Committee shall keep written minutes of its meetings. Copies of such minutes shall be distributed to each member of the Board of Directors and filed by the Secretary of the Corporation in the minute book os the Audit Committee.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, at least annually, as conditions dictate.

2.
Review the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review conducted by the independent accountants.

3.	Review the regular internal reports to management prepared by the internal auditor* and management’s response.

4.
Review with financial management and the independent accountants the 10-Q report prior to its filing or prior to the public release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5.
Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

6.	Review the performance of the independent accountants and approve any proposed discharge of the independent accounts when circumstances warrant.

7.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation’s financial statements.

Financial Reporting Processes

8.	In consultation with the independent accountants and the internal auditor*, review the integrity of the Corporation’s financial reporting processes, both internal and external.

9.	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

10.
Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditor*.

Process Improvement

11.
Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants, and the internal auditor* regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

12.
Following completion of the annual audit, review separately, with each of management, the independent accountants and the internal auditor* any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13.	Review any significant disagreement among management and the independent accountants or the internal auditor* in connection with the preparation of the financial statements.

14.
Review with the independent accountants, the internal auditor* and management to extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

15.	Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16.
Review management’s monitoring of the Corporation’s compliance with the Ethical Code and ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information disseminated to governmental bodies and the public satisfy legal requirements.

17.	Review activities, organizational structure, and qualifications of the internal auditor*.

18.	Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

19.	Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

20.	Perform any other activities consistent with this Charter, the Corporation’s By-Laws and the governing law, as the Committee or the Board deems necessary or appropriate.

* NOTE: At the time of initial adoption of this Charter, the Corporation had not instituted an internal audit function. Therefore all references in this Charter to such a function and/or to the persons responsible for carrying out should be understood as taking effect only if and when such a function has been instituted.